SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant To Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2002

IMH ASSETS CORP.

(as Company under a Series 2002-6F Indenture, dated as of October 30,

2002 providing for, inter alia, the issuance of Collateralized Asset-

Backed Bonds, Series 2002-6F).

IMH ASSETS CORP IMPAC CMB TRUST SERIES 2002-6F

(Exact name of Registrant as specified in its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

333-83600-05 33-0705301

(Commission File Number) (I.R.S. Employer Identification No.)

1401 DOVE STREET

NEWPORT BEACH, CALIFORNIA 92660

(Address of principal executive offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (949) 475-3600

Item 5. Other Events

Attached hereto is a copy of the Monthly Remittance Statements to the

Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.

Item 7. Financial Statement and Exhibits

Exhibits: (as noted in Item 5 above)

Monthly Remittance Statement to the Certificateholders dated as of

November 25, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of

1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Deutsche Bank National Trust Company,

not in its individual capacity, but solely as

a duly authorized agent of the Registrant

pursuant to the Indenture, dated as of

October 30, 2002.

Date: Jan 29, 2003 By: /s/ Katie Wannenmacher

Katie Wannenmacher

Vice President

EXHIBIT INDEX

DOCUMENT

Monthly Remittance Statement to the Certificateholders

dated as of November 25, 2002.

	Impac CMB Trust 2002-6F
	Collateralized Asset-Backed Bonds

	November 25, 2002 Distribution

	Contents

			TABLE OF CONTENTS

								Page

			1.	Contents				1
			2.	Certificate Payment Report				2
			3.	Collection Account Report				4
			4.	Credit Enhancement Report				7
			5.	Collateral Report				8
			6.	Delinquency Report				11
			7.	REO Report				12
			8.	Prepayment Report				13
			9.	Prepayment Detail Report				16
			10.	Realized Loss Report				17
			11.	Realized Loss Detail Report				20
			12.	Triggers, Adj. Rate Cert. and Miscellaneous Report				21

				Total Number of Pages				21

			CONTACTS

				Administrator: James F Noriega
				Direct Phone Number: (714)247-6281
				Address: Deutsche Bank
				1761 E. St. Andrew Place, Santa Ana, CA 92705

				Web Site: http://www.corporatetrust.db.com/invr
				Factor Information: (800) 735-7777
				Main Phone Number: (714) 247-6000

ISSUANCE INFORMATION

	Seller:		IMPAC Mortgage Holdings Inc.					Cut-Off Date: October 1, 2002
	Certificate Insurer(s):							Closing Date: October 30, 2002
								First Payment Date: November 25, 2002
	Servicer(s):		Impac Funding Corporation Master Servicer

								Distribution Date: November 25, 2002
	Underwriter(s):		Bear, Stearns & Co. Inc Lead Underwriter					Record Date: October 31, 2002

						Page 1 of 21					© COPYRIGHT 2002 Deutsche Bank
	Impac CMB Trust 2002-6F
	Collateralized Asset-Backed Bonds
	Series 2002-6F
	Certificate Payment Report for November 25, 2002 Distribution

	Distribution in Dollars - Current Period
					Prior						Current
	Class	Original			Principal			Total	Realized	Deferred	Principal
Class	Type	Face Value			Balance	Interest	Principal	Distribution	Losses	Interest	Balance
					(1)	(2)	(3)	(4)=(2)+(3)	(5)	(6)	(7)=(1)-(3)-(5)+(6)

A-1	SNR	181,000,000.00			181,000,000.00	696,850.00	163,975.98	860,825.98	-	-	180,836,024.02
A-IO	SNR,IO	-			-	129,166.67	-	129,166.67	-	-	-
M-1	MEZ	8,000,000.00			10,000,000.00	44,750.00	9,059.45	53,809.45	-	-	9,990,940.55
M-2	MEZ	-			8,000,000.00	37,466.67	7,247.56	44,714.23	-	-	7,992,752.44
Cert	R	10,000,000.00			-	15,999.63	-	15,999.63	-	-	-

Total		199,000,000.00			199,000,000.00	924,232.97	180,282.99	1,104,515.96	-	-	198,819,717.01

	Interest Accrual Detail				Current Period Factor Information per $1,000 of Original Face
						Orig. Principal	Prior				Current
	Period	Period				(with Notional)	Principal			Total	Principal
Class	Starting	Ending		Method	Cusip	Balance	Balance	Interest	Principal	Distribution	Balance
							(1)	(2)	(3)	(4)=(2)+(3)	(5)

A-1	10/01/02	10/30/02		F-30/360	45254NDA2	181,000,000.00	1,000.000000	3.850000	0.905945	4.755945	999.094055
A-IO	10/01/02	10/30/02		F-30/360	45254NDBO	20,000,000.00	1,000.000000	6.458334	-	6.458334	-
M-1	10/01/02	10/30/02		F-30/360	45254NDC8	8,000,000.00	1,250.000000	5.593750	1.132431	6.726181	1,248.867569
M-2	10/01/02	10/30/02		F-30/360	45254NDD6	-	-	-	-	-	-
Cert	10/01/02	10/30/02		F-30/360		10,000,000.00	-	1.599963	-	1.599963	-

							Page 2 of 21				© COPYRIGHT 2002 Deutsche Bank
	Impac CMB Trust 2002-6F
	Collateralized Asset-Backed Bonds
	Series 2002-6F
	Certificate Payment Report for November 25, 2002 Distribution

	Distribution in Dollars - to Date
											Current
	Original				Unscheduled	Scheduled	Total	Total	Realized	Deferred	Principal
Class	Face Value		Interest		Principal	Principal	Principal	Distribution	Losses	Interest	Balance
	(1)		(2)		(3)	(4)	(5)=(3)+(4)	(6)=(2)+(5)	(7)	(8)	(9)=(1)-(5)-(7)+(8)

A-1	181,000,000.00		696,850.00		70,284.90	93,691.08	163,975.98	860,825.98	-	-	180,836,024.02
A-IO	-		129,166.67		-	-	-	129,166.67	-	-	-
M-1	8,000,000.00		44,750.00		3,883.15	5,176.30	9,059.45	53,809.45	-	-	9,990,940.55
M-2	-		37,466.67		3,106.52	4,141.04	7,247.56	44,714.23	-	-	7,992,752.44
Cert	10,000,000.00		15,999.63		-	-	-	15,999.63	-	-	-

Total	199,000,000.00		924,232.97		77,274.56	103,008.43	180,282.99	1,104,515.96	-	-	198,819,717.01

	Interest Detail
	Pass-	Prior Principal				Non-	Prior	Unscheduled		Paid or	Current
	Through	(with Notional)			Accrued	Supported	Unpaid	Interest	Optimal	Deferred	Unpaid
Class	Rate	Balance			Interest	Interest SF	Interest	Adjustments	Interest	Interest	Interest
					(1)	(2)	(3)	(4)	(5)=(1)-(2)+(3)+(4)	(6)	(7)=(5)-(6)

A-1	4.62000%	181,000,000.00			696,850.00	-	-	-	696,850.00	696,850.00	-
A-IO	7.75000%	20,000,000.00			129,166.67	-	-	-	129,166.67	129,166.67	-
M-1	5.37000%	10,000,000.00			44,750.00	-	-	-	44,750.00	44,750.00	-
M-2	5.62000%	8,000,000.00			37,466.67	-	-	-	37,466.67	37,466.67	-
Cert		-			-	-	-	-	15,999.63	15,999.63	-

Total		219,000,000.00			908,233.34	-	-	-	924,232.97	924,232.97	-

							Page 3 of 21				© COPYRIGHT 2002 Deutsche Bank
	Impac CMB Trust 2002-6F
	Collateralized Asset-Backed Bonds
	Series 2002-6F
	Collection Account Report for November 25, 2002 Distribution

	Collection Account Report

SUMMARY								TOTAL

	Principal Collections							180,282.98
	Principal Withdrawals							0.00
	Principal Other Accounts							0.00
	TOTAL PRINCIPAL							180,282.98

	Interest Collections							955,122.46
	Interest Withdrawals							0.00
	Interest Other Accounts							0.00
	Interest Fees							(30,889.48)
	TOTAL INTEREST							924,232.98

	TOTAL AVAILABLE FUNDS TO BONDHOLDERS							1,104,515.96

PRINCIPAL - COLLECTIONS								TOTAL

	Scheduled Principal							103,008.43
	Curtailments							5,506.78
	Prepayments in Full							71,209.01
	Repurchases/Substitutions							0.00
	Liquidations							0.00
	Insurance Principal							0.00
	Other Additional Principal							0.00
	Delinquent Principal							(28,562.27)
	Realized Losses							0.00
	Substitution Adjustments- Principal							0.00
	Termination Price Amounts- Principal							0.00
	Additional Principal Amts							558.76
	Principal Advanced							28,562.27

	TOTAL PRINCIPAL							180,282.98

				Page 4 of 21				© COPYRIGHT 2002 Deutsche Bank
	Impac CMB Trust 2002-6F
	Collateralized Asset-Backed Bonds
	Series 2002-6F
	Collection Account Report for November 25, 2002 Distribution

	Collection Account Report

PRINCIPAL - WITHDRAWALS								TOTAL
SPACE INTENTIONALLY LEFT BLANK

PRINCIPAL - OTHER ACCOUNTS								TOTAL
SPACE INTENTIONALLY LEFT BLANK

INTEREST - COLLECTIONS								TOTAL

	Scheduled Interest							755,063.19
	Repurchases/Substitutions							0.00
	Liquidations							0.00
	Insurance Interest							0.00
	Other Additional Interest							13,671.61
	Prepayment Interest Shortfalls							(17.31)
	Relief Act Interest Shortfalls							0.00
	Delinquent Interest							(429,628.72)
	Interest Realized Losses							0.00
	Compensating Interest							17.31
	Substitution Adjustments- Interest							0.00
	Termination Price Amounts- Interest							0.00
	Additional Interest Amts							0.00
	Interest Prepayment Premiums							0.00
	Interest Advanced							414,245.84
	Cap Contract Payment Amt							0.00
	Capitalized Interest Account							201,770.54

	TOTAL INTEREST							955,122.46

				Page 5 of 21				© COPYRIGHT 2002 Deutsche Bank
	Impac CMB Trust 2002-6F
	Collateralized Asset-Backed Bonds
	Series 2002-6F
	Collection Account Report for November 25, 2002 Distribution

	Collection Account Report

INTEREST - WITHDRAWALS								TOTAL

	Prev. Unreimbursed PMI Premiums							0.00
	Prev. Unreimbursed Spec Haz Premiums							0.00
	Prev. Unreimbursed Liq. Expenses							0.00
	Prev. Unreimbursed Master/Sub-Servicing Fees							0.00
	Amt Rvcd Not Due Bondholder /Deposits in Error							0.00
	Prev. Unreimb. P&I Advances/Non Recov Advances							0.00
	Prev. Unreimbursed Servicing Advances							0.00
	Clear and Terminate Collection Account							0.00

	TOTAL INTEREST WITHDRAWALS							0.00

INTEREST - OTHER ACCOUNTS								TOTAL
SPACE INTENTIONALLY LEFT BLANK

INTEREST - FEES								TOTAL

	Owner Trustee Fee							283.33
	Indenture Trustee Fee							1,666.67
	Bond Insurance Premium Amount							0.00
	Radian PMI Insurance Premiums							9,287.11
	Current Servicing Fees							19,652.37

	TOTAL INTEREST FEES							30,889.48

				Page 6 of 21				© COPYRIGHT 2002 Deutsche Bank
	Impac CMB Trust 2002-6F
	Collateralized Asset-Backed Bonds
	Series 2002-6F
	Credit Enhancement Report for November 25, 2002 Distribution

	Credit Enhancement Report

ACCOUNTS								TOTAL
SPACE INTENTIONALLY LEFT BLANK

INSURANCE								TOTAL
SPACE INTENTIONALLY LEFT BLANK

STRUCTURAL FEATURES								TOTAL

	Current Periods Overcollateralization Target Amt							1,000,000.00
	Current Periods Overcollateralization Amt							1,000,558.77
	Current Periods Extra Principal Distribution							0.00
	Current Periods Principal Available Funds Shortfall							0.00
	Current Periods Net Monthly Excess Cashflow							15,999.64
	Current Periods Overcollateralization Increase							0.00
	Current Periods Overcollateralization Release							0.00
	60 Day Rolling Delinquency Amount							614,583.49
	90 Day Rolling Delinquency Amount							614,583.49

				Page 7 of 21				© COPYRIGHT 2002 Deutsche Bank
	Impac CMB Trust 2002-6F
	Collateralized Asset-Backed Bonds
	Series 2002-6F
	Collateral Report for November 25, 2002 Distribution

	Collateral Report

COLLATERAL								TOTAL
	Loan Count:
	Original							829
	Prior							-
	Prefunding							-
	Scheduled Paid Offs							-
	Full Voluntary Prepayments							(1)
	Repurchases							-
	Liquidations							-
	Current							828

	Principal Balance:
	Original							150,151,052.77
	Prior							-
	Prefunding							-
	Scheduled Principal							(103,008.43)
	Partial and Full Voluntary Prepayments							(76,715.79)
	Repurchases							-
	Liquidations							-
	Current							149,971,328.55

PREFUNDING								TOTAL

	PRE-FUNDING ACCOUNT

	Original Pre-Funded Amount							49,848,947.23
	Balance of Subsequent Mortgage Loans added this period							49,848,388.46
	Withdrawal remaining amounts							558.76
	Pre-Funding Account Ending Balance							0.01

Current Prin Balance by Groups (in millions of dollars)					Total Current Principal Balance (in millions of dollars)

				Page 8 of 21				© COPYRIGHT 2002 Deutsche Bank
	Impac CMB Trust 2002-6F
	Collateralized Asset-Backed Bonds
	Series 2002-6F
	Collateral Report for November 25, 2002 Distribution

	Collateral Report

CHARACTERISTICS								TOTAL

	Weighted Average Coupon Original							6.034429%
	Weighted Average Coupon Prior
	Weighted Average Coupon Current							6.034429%
	Weighted Average Months to Maturity Original							345
	Weighted Average Months to Maturity Prior							-
	Weighted Average Months to Maturity Current							345
	Weighted Avg Remaining Amortization Term Original							348
	Weighted Avg Remaining Amortization Term Prior							-
	Weighted Avg Remaining Amortization Term Current							348
	Weighted Average Seasoning Original							1.82
	Weighted Average Seasoning Prior							-
	Weighted Average Seasoning Current							1.82

Note: Original information refers to deal issue.

WAC by Groups					Total WAC

WARAT by Groups					Total WARAT

Note: Dates correspond to distribution dates.
				Page 9 of 21				© COPYRIGHT 2002 Deutsche Bank
	Impac CMB Trust 2002-6F
	Collateralized Asset-Backed Bonds
	Series 2002-6F
	Collateral Report for November 25, 2002 Distribution

	Collateral Report

ARM CHARACTERISTICS								TOTAL

	Weighted Average Margin Original							0.000%
	Weighted Average Margin Prior							0.000%
	Weighted Average Margin Current							0.000%
	Weighted Average Max Rate Original							0.000%
	Weighted Average Max Rate Prior							0.000%
	Weighted Average Max Rate Current							0.000%
	Weighted Average Min Rate Original							0.000%
	Weighted Average Min Rate Prior							0.000%
	Weighted Average Min Rate Current							0.000%
	Weighted Average Cap Up Original							0.000%
	Weighted Average Cap Up Prior							0.000%
	Weighted Average Cap Up Current							0.000%
	Weighted Average Cap Down Original							0.000%
	Weighted Average Cap Down Prior							0.000%
	Weighted Average Cap Down Current							0.000%

Note: Original information refers to deal issue.

SERVICING FEES / ADVANCES								TOTAL

	Current Servicing Fees							19,652.37
	Delinquent Servicing Fees							15,382.87
	TOTAL SERVICING FEES							35,035.24

	Total Servicing Fees							35,035.24
	Compensating Interest							(17.31)
	Delinquent Servicing Fees							(15,382.87)
	COLLECTED SERVICING FEES							19,635.06

	Current PPIS							17.31
	Current Net PPIS							0.00

	Total Advanced Principal For Current Payment Date							28,562.27
	Total Advanced Interest For Current Payment Date							414,245.84
	TOTAL ADVANCES FOR CURRENT PERIOD							442,808.11

ADDITIONAL COLLATERAL INFORMATION								TOTAL
SPACE INTENTIONALLY LEFT BLANK

				Page 10 of 21				© COPYRIGHT 2002 Deutsche Bank
	Impac CMB Trust 2002-6F
	Collateralized Asset-Backed Bonds
	Series 2002-6F
	Delinquency Report for November 25, 2002 Distribution

	Delinquency Report - Total

				CURRENT	1 PAYMENT	2 PAYMTS	3+ PAYMTS	TOTAL
DELINQUENT		Balance			-	-	-	-
		% Balance			0.00%	0.00%	0.00%	0.00%
		# Loans			-	-	-	-
		% # Loans			0.00%	0.00%	0.00%	0.00%
FORECLOSURE		Balance		-	-	-	-	-
		% Balance		0.00%	0.00%	0.00%	0.00%	0.00%
		# Loans		-	-	-	-	-
		% # Loans		0.00%	0.00%	0.00%	0.00%	0.00%
BANKRUPTCY		Balance		-	-	-	-	-
		% Balance		0.00%	0.00%	0.00%	0.00%	0.00%
		# Loans		-	-	-	-	-
		% # Loans		0.00%	0.00%	0.00%	0.00%	0.00%
REO		Balance		-	-	-	-	-
		% Balance		0.00%	0.00%	0.00%	0.00%	0.00%
		# Loans		-	-	-	-	-
		% # Loans		0.00%	0.00%	0.00%	0.00%	0.00%

TOTAL		Balance		-	-	-	-	-
		% Balance		0.00%	0.00%	0.00%	0.00%	0.00%
		# Loans		-	-	-	-	-
		% # Loans		0.00%	0.00%	0.00%	0.00%	0.00%
Note: Current = 0-30days, 1 Payment =31-60days, 2 Payments = 61-90days, 3+ Payments = 91+
								6 Months Moving Average
1 or 2 Payments Delinquent					3 or More Payments Delinquent

Total Foreclosure					Total Bankruptcy and REO

Note: Dates correspond to distribution dates.
				Page 11 of 21				© COPYRIGHT 2002 Deutsche Bank
	Impac CMB Trust 2002-6F
	Collateralized Asset-Backed Bonds
	Series 2002-6F
	REO Report for November 25, 2002 Distribution

	REO Report - Mortgage Loans that Become REO During Current Distribution

SUMMARY				LOAN GROUP

Total Loan Count = 0				Loan Group 1 = Fixed Group; REO Book Value = 000.00
Total Original Principal Balance = 000.00
Total Current Balance = 000.00
REO Book Value = 000.00

REO Book Value reported corresponds to total REO loans, including loans that become REO during current distribution.

Loan Number		Original	Stated		Current	State &
&		Principal	Principal	Paid to	Note	LTV at	Original	Origination
Loan Group		Balance	Balance	Date	Rate	Origination	Term	Date
SPACE INTENTIONALLY LEFT BLANK

				Page 12 of 21				© COPYRIGHT 2002 Deutsche Bank
	Impac CMB Trust 2002-6F
	Collateralized Asset-Backed Bonds
	Series 2002-6F
	Prepayment Report for November 25, 2002 Distribution

	Prepayment Report - Voluntary Prepayments

VOLUNTARY PREPAYMENTS								TOTAL

	Current
	Number of Paid in Full Loans							1
	Number of Repurchased Loans							-
	Total Number of Loans Prepaid in Full							1

	Paid in Full Balance							71,209.01
	Repurchased Loans Balance							-
	Curtailments Amount							5,506.78
	Total Prepayment Amount							76,715.79

	Cumulative
	Number of Paid in Full Loans							1
	Number of Repurchased Loans							-
	Total Number of Loans Prepaid in Full							1

	Paid in Full Balance							71,209.01
	Repurchased Loans Balance							-
	Curtailments Amount							5,506.78
	Total Prepayment Amount							76,715.79

	Current Prin Balance of Repurchases Per Sec 3.18							0.00
	Cumulative Prin Balance of Repurchases Per Sec 3.18							0.00

Total Prepayments by Groups (in thousands of dollars)					Total Prepayments (in thousands of dollars)

				Page 13 of 21				© COPYRIGHT 2002 Deutsche Bank
	Impac CMB Trust 2002-6F
	Collateralized Asset-Backed Bonds
	Series 2002-6F
	Prepayment Report for November 25, 2002 Distribution

	Prepayment Report - Voluntary Prepayments

VOLUNTARY PREPAYMENT RATES								TOTAL

	SMM							0.05%
	3 Months Avg SMM
	12 Months Avg SMM
	Avg SMM Since Cut-off							0.05%

	CPR							0.61%
	3 Months Avg CPR
	12 Months Avg CPR
	Avg CPR Since Cut-off							0.61%

	PSA							168.29%
	3 Months Avg PSA Approximation
	12 Months Avg PSA Approximation
	Avg PSA Since Cut-off Approximation							168.29%

CPR by Groups					Total CPR

PSA by Groups					Total PSA

				Page 14 of 21				© COPYRIGHT 2002 Deutsche Bank
	Impac CMB Trust 2002-6F
	Collateralized Asset-Backed Bonds
	Series 2002-6F
	Prepayment Report for November 25, 2002 Distribution

	Prepayment Report - Voluntary Prepayments

CPR Avg since Cut-Off by Groups					Total CPR Avg since Cut-Off

PSA Avg since Cut-Off by Groups					Total PSA Avg since Cut-Off

PREPAYMENT CALCULATION METHODOLOGY
Single Monthly Mortality (SMM): (Voluntary partial and full prepayments + Repurchases)/(Beg Principal Balance - Sched Principal)
Conditional Prepayment Rate (CPR): 1-((1-SMM)^12)
PSA Standard Prepayment Model: CPR/(0.02*min(30,WAS))
Average SMM over period between nth month and mth month (AvgSMMn,m): [(1-SMMn) * (1-SMMn+1) *.......*(1-SMMm)]^(1/months in period n,m)
Average CPR over period between the nth month and mth month (AvgCPRn,m): 1-((1-AvgSMMn,m)^12)
Average PSA Approximation over period between the nth month and mth month: AvgCPRn,m/(0.02*Avg WASn,m))
Average WASn,m: (min(30,WASn)+min(30,WASn+1)+.......+min(30,WASm)/(number of months in the period n,m)
Weighted Average Seasoning (WAS)

Note: Prepayment rates are calculated since deal issue date and include partial and full voluntary prepayments and repurchases.
Dates correspond to distribution dates.

				Page 15 of 21				© COPYRIGHT 2002 Deutsche Bank

	Impac CMB Trust 2002-6F
	Collateralized Asset-Backed Bonds
	Series 2002-6F
	Prepayment Detail Report for November 25, 2002 Distribution

	Prepayment Detail Report - Loans Prepaid in Full During Current Distribution

SUMMARY						LOAN GROUP

Total Loan Count = 1						Loan Group 1 = Fixed Group
Total Original Principal Balance = 71,250.00
Total Prepayment Amount = 71,209.01

Loan Number			Original			Current	State &	Type Prepayment
&		Loan	Principal	Prepayment	Prepayment	Note	LTV at	&	Origination
Loan Group		Status	Balance	Amount	Date	Rate	Origination	Original Term	Date

1100359791 1			71,250.00	71,209.01	Oct-30-02	8.750%	CA - 95.00%	Paid Off - 360	Oct-09-02

					Page 16 of 21				© COPYRIGHT 2002 Deutsche Bank
	Impac CMB Trust 2002-6F
	Collateralized Asset-Backed Bonds
	Series 2002-6F
	Realized Loss Report for November 25, 2002 Distribution

	Realized Loss Report - Collateral

COLLATERAL REALIZED LOSSES								TOTAL

	Current
	Number of Loans Liquidated							-
	Collateral Realized Loss/(Gain) Amount							-
	Net Liquidation Proceeds							-

	Cumulative
	Number of Loans Liquidated							-
	Collateral Realized Loss/(Gain) Amount							-
	Net Liquidation Proceeds							-

	Note: Collateral realized losses may include adjustments to loans liquidated in prior periods.

	Cumulative Loss For Related Payment Date							0.0000%
	Cumulative Loss Percentage For Related Payment Date							0.0000%

							3 Months Moving Average

Collateral Loss Severity Approximation by Groups					Collateral Loss Severity Approximation

				Page 17 of 21				© COPYRIGHT 2002 Deutsche Bank
	Impac CMB Trust 2002-6F
	Collateralized Asset-Backed Bonds
	Series 2002-6F
	Realized Loss Report for November 25, 2002 Distribution

	Realized Loss Report - Collateral

DEFAULT SPEEDS								TOTAL

	MDR							0.00%
	3 Months Avg MDR
	12 Months Avg MDR
	Avg MDR Since Cut-off							0.00%

	CDR							0.00%
	3 Months Avg CDR
	12 Months Avg CDR
	Avg CDR Since Cut-off							0.00%

	SDA							0.00%
	3 Months Avg SDA Approximation
	12 Months Avg SDA Approximation
	Avg SDA Since Cut-off Approximation							0.00%

	Loss Severity Approximation for Current Period
	3 Months Avg Loss Severity Approximation
	12 Months Avg Loss Severity Approximation
	Avg Loss Severity Approximation Since Cut-off

CDR by Groups					Total CDR

SDA by Groups					Total SDA

				Page 18 of 21				© COPYRIGHT 2002 Deutsche Bank
	Impac CMB Trust 2002-6F
	Collateralized Asset-Backed Bonds
	Series 2002-6F
	Realized Loss Report for November 25, 2002 Distribution

	Realized Loss Report - Collateral

CDR Avg since Cut-Off by Groups					Total CDR Avg since Cut-Off

SDA Avg since Cut-Off by Groups					Total SDA Avg since Cut-Off

COLLATERAL REALIZED LOSS CALCULATION METHODOLOGY
Monthly Default Rate (MDR): (Beg Principal Balance of Liquidated Loans)/(Total Beg Principal Balance)
Conditional Default Rate (CDR): 1-((1-MDR)^12)
SDA Standard Default Assumption: CDR/IF(WAS<61,MIN(30,WAS)*0.02,MAX(0.03,MIN(30,WAS)*0.02-0.0095*(WAS-60)))
Average MDR over period between nth month and mth month (AvgMDRn,m): [(1-MDRn) * (1-MDRn+1) *.......*(1-MDRm)]^(1/months in period n,m)
Average CDR over period between the nth month and mth month (AvgCDRn,m): 1-((1-AvgMDRn,m)^12)
Average SDA Approximation over period between the nth month and mth month:
AvgCDRn,m/IF(Avg WASn,m<61,MIN(30,Avg WASn,m)*0.02,MAX(0.03,MIN(30,Avg WASn,m)*0.02-0.0095*(Avg WASn,m-60)))
Average WASn,m: (WASn + WASn+1 +.......+ WASm )/(number of months in the period n,m)
Loss Severity Approximation for current period: sum(Realized Loss Amount)/sum(Beg Principal Balance of Liquidated Loans)
Average Loss Severity Approximation over period between nth month and mth month: Avg(Loss Severityn,m)
Note: Default rates are calculated since deal issue date and include realized gains and additional realized losses and gains from prior periods.
Dates correspond to distribution dates.

				Page 19 of 21				© COPYRIGHT 2002 Deutsche Bank

	Impac CMB Trust 2002-6F
	Collateralized Asset-Backed Bonds
	Series 2002-6F
	Realized Loss Detail Report for November 25, 2002 Distribution

	Realized Loss Detail Report - Loans Liquidated During Current Distribution

SUMMARY						LOAN GROUP

Total Loan Count = 0						Loan Group 1 = Fixed Group
Total Original Principal Balance = 0.00
Total Prior Principal Balance = 0.00
Total Realized Loss Amount = 0.00
Total Net Liquidation Proceeds = 0.00

Loan Number			Original	Prior		Current	State &
&		Loan	Principal	Principal	Realized	Note	LTV at	Original	Origination
Loan Group		Status	Balance	Balance	Loss/(Gain)	Rate	Origination	Term	Date
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					Page 20 of 21				© COPYRIGHT 2002 Deutsche Bank
	Impac CMB Trust 2002-6F
	Collateralized Asset-Backed Bonds
	Series 2002-6F
	Triggers, Adj. Rate Cert. and Miscellaneous Report for November 25, 2002 Distribution

	Triggers, Adj. Rate Cert. and Miscellaneous Report

TRIGGER EVENTS								TOTAL
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ADJUSTABLE RATE CERTIFICATE INFORMATION								TOTAL
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ADDITIONAL INFORMATION								TOTAL

	Current Net Mortgage Rate							5.6685%

				Page 21 of 21				© COPYRIGHT 2002 Deutsche Bank